August 27, 1996



Securities and Exchange Commission
Proxy Filing Desk
Division of Corporation Finance
450 Fifth Street, N.W.
Washington, D.C.  20549

RE:  Cintas Corporation/File No. 0-11399

To whom it may concern:

We are transmitting the Schedule 14A Cover Page to accompany the
Notice, Proxy Statement and Form of Proxy of Cintas Corporation for
its Annual Shareholders' Meeting.   These proxy materials were filed
via Edgar yesterday (August 26).

The accompanying Cover Page was inadvertantly omitted from our filing of the proxy materials on August 26, 1996. There are no changes to the Notice, Proxy Statement or Form of Proxy previously filed. We apologize for any inconvenience.

If you have any questions, you may contact me at (513)573-4016 or our outside securities counsel, Gary P. Kreider at (513)579-6411.

Sincerely,

J. Michael Faust
Headquarters Controller

MF/tl
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                       SCHEDULE 14A INFORMATION
                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934

Filed by the Registrant   /X/
Filed by a Party other than the Registrant   / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11 or 240.14a-12

                              CINTAS CORPORATION

Payment of Filing Fee (Check the appropriate box):
/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
/ / Fee computed on table below per Exchange Act Rules 14a-(6)(i)(4) and 0-11.
    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (1)

    (4) Proposed maximum aggregate value of transaction:



(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:
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